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                                                                   EXHIBIT 10.41


                           SUBSIDIARY PLEDGE AGREEMENT



                  THIS SUBSIDIARY PLEDGE AGREEMENT (this "Agreement") is made as of this ____ day of July 1997 (the "Effective Date"), by each of West Tennessee, Inc., Lake Forest Healthcare Center, Inc., Statesboro HealthCare, Inc., Lake Health Care Center, Inc., Roberta Health Care Center, Inc., Gardendale Health Care Center, Inc., Southside Health Care Center, Inc., Gainesville Health Care Center, Inc., Charlton City Healthcare, Inc., Jeff Davis Healthcare, Inc., Seaside Retirement, Inc., Mid-Florida, Inc., Bibb Health & Rehabilitation, Inc., Brent-Lox Hall Nursing Home, Inc., Libbie Rehabilitation Center, Inc., Phoenix Associates, Inc., Summer's Landing, Inc., Riveria Retirement, Inc., Pine Manor Healthcare, Inc., Suncoast Retirement, Inc., Atrium of Jacksonville and The Atrium Nursing Home, Inc. (each, a "Pledgor," and collectively, the "Pledgors"), in favor of SUN HEALTHCARE GROUP, INC., a Delaware corporation (the "Lender"), witnesseth:

                                    RECITALS

                  WHEREAS, the Lender has agreed to make a loan to Retirement Care Associates, Inc., a Colorado corporation ("RCA") in the principal amount of $9,750,000.00 (the "Original Loan") pursuant to the terms and conditions of that certain Promissory Note made by RCA (as Maker) to the Lender (as Payee) dated as of January 10, 1997 (the "Original Note");

                  WHEREAS, RCA and the Lender have agreed to amend and restate the Original Note pursuant to the terms and conditions of that certain Amended and Restated Promissory Note made by RCA, Retirement Management Corporation, a Georgia corporation ("RMC"), and Capitol Care Management Company, Inc., a Georgia corporation ("CCMC") (as Maker) to the Lender (as Payee) dated of even date herewith (the "Restated Note" and, together with the Original Note, collectively the "Note");

                  WHEREAS, each Pledgor acknowledges that it is a direct or indirect wholly owned subsidiary of RCA and will derive substantial direct and indirect benefit from the transactions contemplated by the Restated Note;

                  WHEREAS, as a condition to the amendment and restatement of the Original Note pursuant to the Restated Note, each Pledgor has agreed to execute and deliver a Subsidiary Guaranty, dated as of even date herewith (the "Subsidiary Guaranty") to the Lender; and

                  WHEREAS, in connection with the transactions contemplated by the Restated Note and the Subsidiary Guaranty, each Pledgor has agreed to enter into this Agreement as security for the payment and performance of such Pledgor's obligations hereunder and under the Subsidiary Guaranty.

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                  NOW, THEREFORE, in order to secure the prompt payment of all past, present, and future indebtedness, liabilities, and obligations of each Pledgor to the Lender of any nature whatsoever in connection with the Subsidiary Guaranty, together with all obligations of each Pledgor to the Lender hereunder, however and wherever created, arising, or evidenced, whether direct or indirect, absolute, contingent, or otherwise, now or hereafter existing or due or to become due (collectively, the "Pledgors' Liabilities"), and the performance by each Pledgor of all the terms, conditions, and provisions of this Agreement and of any other loan document previously, simultaneously or hereafter executed and delivered by the Pledgors and/or any other person, singly or jointly with another person or persons, evidencing, securing, guarantying, or in connection with any of the Pledgors' Liabilities, including the Subsidiary Guaranty (collectively, the "Loan Documents"), each Pledgor agrees with the Lender as follows:

                  1. Collateral. To secure the payment and performance of the Pledgors' Liabilities and each Pledgor's performance of its obligations under the Loan Documents, and subject to Section 20 hereof, each Pledgor hereby grants to the Lender a security interest in, and security title to, all of the following (being referred to collectively herein as the "Collateral"): (i) such Pledgor's present or future accounts, accounts receivable, other receivables, contract rights, issues, profits, rents, chattel paper, instruments and documents, together with all of the proceeds, cash or non-cash, thereof, however acquired, or now or hereafter existing, including, without limitation, all reimbursable costs or payments from Medicaid and Medicare, or other state or federal governmental agencies, amounts due from clients and third party providers, rights to management fees, and amounts due to such Pledgor from advances to any of its managed or affiliated companies, (ii) all revenues payable to and rights to distributions of such Pledgor from agreements or contracts with residents of facilities owned, leased or managed by such Pledgor and all rights to deposits from such residents and insurance benefits due to such Pledgor with respect to such residents (excluding any escrow accounts maintained on behalf of such residents), and (iii) all proceeds of the foregoing (collectively, the "Accounts").

The term "Collateral" as used herein means each and all of the items of Collateral described above, and the term "proceeds" as used herein includes, without limitation, the proceeds of all insurance policies covering all or any part of such items of Collateral.

                  2. Title to Collateral. Subject to Section 20 hereof, the Pledgors jointly and severally warrant and represent that (i) they are the lawful owner of the Collateral, and have the full right, power, and authority to convey, transfer, and grant the security title and security interest in the Collateral granted herein to the Lender; (ii) all licenses relating to the Collateral are fully paid and freely assignable to Lender, and, upon the occurrence of an Event of Default (as defined herein) and foreclosure by the Lender, the Lender shall have all rights of the applicable Pledgor to any Collateral licensed to such Pledgor or licensed by such Pledgor; (iii) the Collateral is not, and so long as this Agreement is in effect will not be, subject to any liens, claims, security interests, encumbrances, taxes, or assessments, however described or denominated, except for liens, claims, security interests and encumbrances in

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favor of the Lender and except as set forth on Exhibit "A" hereto; (iv) no financing statement, mortgage, notice of lien, deed of trust, deed to secure debt, security agreement, or any other agreement or instrument creating an encumbrance, lien, charge against any of the Collateral is in existence or on file in any public office, other than financing statements (or other appropriate security documentation) filed on behalf of the Lender or disclosed on Exhibit "A" hereto; and (v) all information with respect to the Collateral and the Pledgors' Liabilities, or any of them, set forth in any written schedule, certificate, or other document at any time heretofore or hereafter furnished by RCA or any Pledgor to the Lender, including any Borrowing Base Certificate referred to in Section 3 of that certain Amended and Restated Pledge Agreement dated as of even date herewith executed by RCA to the Lender (the "RCA Restated Pledge Agreement"), and all other written information heretofore or hereafter furnished by each Pledgor to the Lender, is and will be true and correct in all material respects as of the date furnished.

                  3. Further Assurances. Each Pledgor will defend its title to the Collateral against all persons and will, upon request of the Lender, (a) furnish such further assurances of title as may be required by the Lender, (b) deliver and execute or cause to be delivered and executed, in form and content satisfactory to the Lender, any financing statements, notices, certificates of title, and other documents and pay the cost of filing or recording the same in all public offices deemed necessary by the Lender, as well as any recordation, documentary, or transfer tax required by law to be paid in connection with such filing or recording, and (c) do such other acts as the Lender may request in order to perfect, preserve, maintain, or continue the perfection of the Lender's security interest in the Collateral and/or its priority.

                  4. Accounts, etc. Until such time as the Lender shall notify any Pledgor in writing of the revocation of such power and authority, such Pledgor, as agent for the Lender, will, at its own expense, diligently collect, as and when due, all amounts owing under the Accounts, including the taking of such action with respect to such collection as the Lender may request from time to time, and to hold in trust and segregate for the Lender all funds received from the Accounts; provided, however, that until an Event of Default shall occur or would occur but for the passage of time, or giving of notice, or both (such event being a "default"), such Pledgor may use or consume in the ordinary course of its business any such collections on the Accounts in any lawful manner not inconsistent with this Agreement and the other Loan Documents. The Lender, however, may after an Event of Default shall occur or during the continuance of a default and upon notice to any Pledgor revoke such power and authority and in any event shall have the authority and right to notify any parties obligated on any of the Accounts to make payment to the Lender of any amounts due or to become due thereunder, and enforce collection of performance under any of the Accounts by suit or otherwise, and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. After an Event of Default, each Pledgor will, at its own expense, notify any parties obligated on any of the Accounts to make payments to the Lender and will hold in trust and immediately forward to the Lender all payments

                                       3.

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received by the Pledgor in the form received, with all necessary endorsements thereon for collection by the Lender.

                  5. Transfer and Other Liens. The Pledgors will not sell, lease, transfer, exchange, or otherwise dispose of the Collateral, or any part hereof, without the prior written consent of the Lender and will not permit any lien, security interest, or other encumbrance to attach to the Collateral, or any part thereof, other than those in favor of the Lender or those permitted by the Lender in writing, except that each Pledgor may, in the ordinary course of its business and in the absence of an Event of Default hereunder or notice by the Lender to such Pledgor under this Agreement, collect its Accounts.

                  6. Financial Statements, Books, and Records. Each Pledgor will (a) at all times maintain, in accordance with generally accepted accounting principles consistently applied, accurate and complete books and records pertaining to the operation, business affairs, and financial condition of such Pledgor and pertaining to the Collateral and any contracts and collections relating to the Collateral, (b) furnish to the Lender promptly upon request, certified by an officer of such Pledgor and in the form and content and at the intervals specified by the Lender, such financial statements, reports, schedules, and other information with respect to the operation, business affairs, and financial condition of such Pledgor as the Lender may from time to time require, (c) at all reasonable times, and without hindrance or delay, permit the Lender or any person designated by the Lender to enter any place of business of such Pledgor or any other premises where any books, records, and other data concerning such Pledgor and/or the Collateral may be kept and to examine, audit, inspect, and make extracts from and photocopies of any such books, records, and other data, (d) furnish to the Lender promptly upon request, certified by an officer of such Pledgor and in the form and content specified by the Lender, lists of purchasers of inventory, aging of accounts, aggregate cost or wholesale market value of inventory, schedules of equipment, and other data concerning the Collateral as the Lender may from time to time specify, and (e) mark its books and records in a manner satisfactory to the Lender so that the Lender's rights in and to the Collateral will be shown.

                  7. Names of Pledgors, Places of Business, and Location of Collateral. Each Pledgor represents and warrants that its correct legal name is as specified on the signature lines of this Agreement, and each legal or trade name of such Pledgor for the previous five (5) years (if different from such Pledgor's current legal name) is as specified below the signature lines of this Agreement. Without the prior written consent of the Lender, no Pledgor will change its name, dissolve, merge, or consolidate with any other person. Each Pledgor warrants that the address of such Pledgor's chief executive office and the address of each other place of business of such Pledgor are as specified below the signature lines of this Agreement. The Collateral and all books and records pertaining to the Collateral have been, are, and will be located at the applicable Pledgor's chief executive office specified below or at any other place of business which may be specified below the signature lines of this Agreement. Without the prior written consent of the Lender, no Pledgor will open any new place of business or change the location of any Collateral to any place not specified below. Each Pledgor will immediately advise the Lender in writing of the opening of any new place

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of business and of any change in the location of the places where the Collateral or any part thereof, or the books and records concerning the Collateral or any part thereof, are kept.

                  8. Care of Collateral. Each Pledgor will maintain the Collateral in first-class condition and will not do or permit anything to be done to the Collateral that may impair its value. The Lender shall have no duty to, and each Pledgor hereby releases the Lender from all claims for loss or damage caused by the failure to, collect or enforce any Account or to preserve rights against prior parties to the Collateral.

                  9. Taxes. Each Pledgor will pay as and when due and payable all taxes, levies, license fees, assessments, and other impositions levied on the Collateral or any part thereof or for its use and operation.

                  10. Specific Assignments. Promptly upon request by the Lender, each Pledgor will execute and deliver to the Lender written assignments, endorsements, and/or schedules, in form and content satisfactory to the Lender, of specific Accounts or groups of Accounts, but the security interest of the Lender hereunder shall not be limited in any way by such assignments.

                  11. Government Contracts. If any Account arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, each Pledgor shall immediately notify the Lender thereof in writing and execute any instruments or take any steps required by the Lender in order that all moneys due or to become due under such contract or contracts shall be assigned to the Lender and notice thereof given under the Federal Assignment of Claims Act or other applicable law.

                  12.      Collateral Account.

                           (a)      Subject to the exercise by Fidelity of its
rights and remedies under the Fidelity Agreement referred to in Section 20 hereof, each Pledgor will, upon the request of the Lender at any time and from time to time both prior to and after the occurrence of an Event of Default hereunder, deposit or cause to be deposited to a bank account designated by the Lender and from which the Lender alone has power of access and withdrawal (collectively, the "Collateral Account") all checks, drafts, cash, and other remittances in payment or on account of payment of the Accounts, and the cash proceeds of any returned goods, the sale or lease of which gave rise to an Account and, when permitted by the paying companies (including without limitation, Medicaid and Mutual of Omaha Medicare payment [EDS-Title XVIII]) all such payments therefrom (all of the foregoing herein collectively referred to as "Items of Payment"). Each Pledgor shall deposit the Items of Payment for credit to the Collateral Account within two (2) business days of the receipt thereof, and in precisely the form received, except for the endorsement of such Pledgor where necessary to permit the collection of the Items of Payment, which endorsement such Pledgor hereby agrees to make. Pending such deposit, no Pledgor will commingle any of the Items of Payment with any of its other funds or property but will hold them separate and apart. The

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Lender may at any time and from time to time apply the whole or any part of the collected funds credited to the Collateral Account against the Pledgors' Liabilities.

                           (b)      So long as Lender, in its discretion, so
desires, each Pledgor shall establish and maintain a blocked account in Lender's name with a bank satisfactory to Lender (the "Collecting Bank") to which such Pledgor will immediately deposit all payments from account debtors in the identical form in which such payment was made, whether by cash or check.

                           (c)      The Collecting Bank shall acknowledge and
agree, in a manner satisfactory to Lender, that all payments made to such blocked account are the sole and exclusive property of the Lender, that the Collecting Bank has no right of set off against such blocked account, and that the Collecting Bank will wire or otherwise transfer in immediately available funds, in a manner satisfactory to Lender, funds deposited in such blocked account to Lender on a daily basis as soon as such funds are collected. Each Pledgor hereby agrees that all payments made to such blocked account or otherwise received by Lender, whether on Accounts or as proceeds of the Collateral or otherwise, will be the sole and exclusive property of Lender and will be applied on account of the Obligations. With respect to any payment relating to or proceeds of any Accounts or the Collateral which come into its possession or under its control, each Pledgor and any affiliates, subsidiaries, shareholders, directors, officers, employees, agents or persons acting for or in concert with such Pledgor shall receive any such item, as trustee for Lender, as sole and exclusive property of Lender, and immediately upon receipt thereof, such Pledgor shall remit the same or cause the same to be remitted in kind, to Lender, at Lender's address set forth herein. Each Pledgor agrees to pay to Lender any and all fees, costs, expenses which Lender incurs in connection with obtaining and maintaining the blocked account and depositing for collection by Lender any check or item of payment received or delivered to the Collecting Bank or the Lender, and each Pledgor further agrees to reimburse, indemnify and hold harmless Lender from any claims asserted by the Collecting Bank in connection with the blocked account or any returned or uncollected checks received by the Collecting Bank as proceeds of the Collateral.

                  13. Rights of Lender and Duties of Pledgors. The Lender may at any time and from time to time both prior to and after the occurrence of an Event of Default hereunder (a) notify the account debtors obligated on any of the Collateral to make payments thereon directly to the Lender, and to take control of the cash and noncash proceeds of any such Collateral; (b) charge to the applicable Pledgor any Item of Payment credited to the Collateral Account which is dishonored by the drawee or maker thereof; (c) compromise, extend, or renew any of the Collateral or deal with the same as it may deem advisable; (d) release, make exchanges or substitutions for, or surrender all or any part of the Collateral; (e) remove from each Pledgor's place of business all books, records, ledger sheets, correspondence, invoices, and documents relating to or evidencing any of the Collateral or, without cost or expense to the Lender, make such use of each Pledgor's place(s) of business as may be reasonably necessary to administer, control, and collect the Collateral; (f) repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any account debtor; (g)

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demand, collect, receipt for, and give renewals, extensions, discharges, and releases of any of the Collateral; (h) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (i) settle, renew, extend, compromise, compound, exchange, or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto; (j) endorse the name of the applicable Pledgor upon any Items of Payment relating to the Collateral or upon any proof of claim in bankruptcy against an account debtor; and (k) receive and open all mail addressed to each Pledgor and, if an Event of Default exists hereunder, notify postal authorities to change the address for the delivery of mail to each Pledgor to such address as the Lender may designate; and for purposes of taking the actions described in Subsections (a) through (k) each Pledgor hereby irrevocably appoints the Lender as its attorney-in-fact (which appointment being coupled with an interest is irrevocable while any of Pledgors' Liabilities remain unpaid), with power of substitution, in the name of the Lender or in the name of such Pledgor or otherwise, for the use and benefit of the Lender, but at the cost and expense of such Pledgor and without notice to such Pledgor. Each Pledgor will (a) make no material change to the terms of any Account without the prior written permission of the Lender; (b) on demand, make available in form acceptable to the Lender shipping documents and delivery receipts evidencing the shipment of goods which gave rise to an Account, completion certificate, or other proof of the satisfactory performance of services which gave rise to an Account, copies of the invoices arising out of an Account, and such Pledgor's copy of any written contract or order from which an Account arose; and (c) when requested, regularly advise the Lender whenever an account debtor returns or refuses to retain any goods, the sale or lease of which gave rise to an Account, and will comply with any instructions which the Lender may give regarding the sale or other disposition of such returns.

                  14. Performance by Lender. If any Pledgor fails to perform, observe, or comply with any of the conditions, terms, or covenants contained in this Agreement, the Lender, without notice to or demand upon such Pledgor and without waiving or releasing any of the Pledgors' Liabilities or any Event of Default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms, or covenants for the account and at the expense of such Pledgor, and may enter upon any place of business or other premises of such Pledgor for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose. All sums paid or advanced by the Lender in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys' fees actually incurred and expenses) incurred in connection therewith (collectively, the "Expense Payments") together with interest thereon at the post-default rate of interest provided for in the Restated Note (but in no event higher than the maximum interest rate permitted by applicable law), from the date of payment until repaid in full, shall be paid by such Pledgor to the Lender on demand and shall constitute and become a part of the Pledgors' Liabilities secured hereby.

                  15. Default. The occurrence of any one or more of the following events shall constitute an event of default (an "Event of Default") under this Agreement: (a) failure of any Pledgor to pay any of the Pledgors' Liabilities as and when due and payable, after

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giving effect to any applicable grace period; (b) failure of any Pledgor to perform, observe, or comply with any of the provisions of this Agreement or of any of the other Loan Documents, after giving effect to any applicable grace period; (c) the occurrence of an Event of Default (as defined therein) under the Restated Note or any of the other Loan Documents; (d) any information contained in any financial statement, application, schedule, report, or any other document given by any Pledgor or by any other person in connection with the Pledgors' Liabilities, with the Collateral, or with the Restated Note or any of the Loan Documents, including any Borrowing Base Certificate referred to in Section 3 of the RCA Restated Pledge Agreement, is not in all respects true and accurate or any Pledgor or such other person omitted to state any material fact or any fact necessary to make such information not misleading; (e) any Pledgor is generally not paying debts as such debts become due; (f) the filing of any petition for relief under any provision of the Federal Bankruptcy Code or any similar state law is brought by or against any Pledgor; (g) an application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by or the insolvency of, any Pledgor; (h) the dissolution, merger, consolidation, or reorganization of any Pledgor; (i) suspension of the operation of any Pledgor's present business; (j) transfer of a substantial part (determined by market value) of any Pledgor's property; (k) sale, transfer, or exchange, either directly or indirectly, of a controlling stock interest of any Pledgor; (l) termination or withdrawal of any guaranty for the Pledgors' Liabilities or the Restated Note; (m) the Pension Benefit Guaranty Corporation commences proceedings under Section 4042 of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, to terminate any employee pension benefit plan of any Pledgor; (n) the determination in good faith by the Lender that a material adverse change has occurred in the financial condition of any Pledgor from the condition set forth in the most recent financial statement of such Pledgor heretofore furnished to the Lender, or from the financial condition of such Pledgor as heretofore most recently disclosed to the Lender in any other manner; (o) the determination in good faith by the Lender that the prospect of payment of any of the Pledgors' Liabilities is impaired for any reason; or (p) the occurrence of an "Event of Default" under the Fidelity Agreement referred to in Section 20 hereof.

                  16.      Rights and Remedies upon Default.

                           (a)      Upon and after an Event of Default, Lender
shall have, subject to Section 20 hereof, the following rights and remedies:

                                    (i)      In addition to any other rights and
remedies contained in this Agreement and in all the other Loan Documents and the Restated Note, all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York or other applicable laws, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law;

                                    (ii)     The right to open each Pledgor's
mail and to collect any and all amounts due each Pledgor from account debtors;
and


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                           (iii)    The right to: (A) demand payment of the
Accounts; (B) enforce payment of the Accounts by legal proceedings or otherwise;
(C) exercise all of each Pledgor's rights and remedies with respect to the collection of the Accounts; (D) settle, adjust, compromise, extend or renew the Accounts; (E) settle, adjust or compromise any legal proceedings brought to collect the Accounts; (F) to the extent permitted by applicable law, sell or assign the Accounts upon such terms, for such amounts and at such time or times as Lender deems advisable; (G) discharge and release the Accounts; (H) take control, in any manner, of any item of payment or proceeds from any account debtor; (I) prepare, file, and sign any Pledgor's name on any proof of claim in bankruptcy or similar document against any account debtor; (J) prepare, file, and sign any Pledgor's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Accounts; (K) do all acts and things necessary, in Lender's sole discretion, to fulfill each Pledgor's obligations under the Loan Documents; (L) endorse the name of each Pledgor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts; (M) use each Pledgor's stationery and sign each Pledgor's name to verifications of the Accounts and notices thereof to account debtors; and (N) use the information recorded on or contained in any data processing equipment or computer hardware or software relating to the Accounts or proceeds thereof to which each Pledgor has access.

                           (b)      Upon and after an Event of Default, Lender
shall have, subject to Section 20 hereof, the right to: (i) sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable; (ii) adjourn such sales from time to time with or without notice; and (iii) to conduct such sales on each Pledgor's premises or elsewhere and use each Pledgor's premises without charge for such sales for such time or times as Lender may see fit. Lender is hereby granted a license or other right to use, without charge, each Pledgor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral. Each Pledgor's rights under all licenses and all franchise agreements shall inure to Lender's benefit. Lender shall have the right to sell, lease or otherwise dispose of any Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, to the extent permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against each Pledgor's obligations to Lender. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and attorneys' fees and expenses incurred by Lender for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second, to the indebtedness under the Subsidiary Guaranty; and third, to the payment of all other Pledgor Liabilities. If any deficiency shall arise, each Pledgor shall remain liable to Lender therefor.

                           (c)      Any notice required to be given by Lender of
a sale, lease or other disposition of the Collateral or any other intended action by Lender, if deposited in the

                                       9.

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United States mail, postage prepaid and addressed to any Pledgor at its address set forth herein, at least five days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to such Pledgor.

                           (d)      Upon the occurrence of an Event of Default
which has not been cured, the rate of interest accruing on the indebtedness evidenced by the Restated Note shall, at Lender's option, be increased to a default rate of interest provided in the Restated Note.

                  17. Remedies Cumulative. Each right, power, and remedy of the Lender as provided for in this Agreement or in the other Loan Documents or the Restated Note or now or hereafter existing at law or in equity of by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or the Restated Noted or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender or any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies.

                  18. Waiver. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement or of the other Loan Documents or of the Restated Note, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any of the Pledgors' Liabilities, the Lender shall not be deemed to have waived the right either to require payment when due of all other Pledgors' Liabilities or to declare an Event of Default for failure to effect such payment of any such other Pledgors' Liabilities. Each Pledgor waives presentment, notice of dishonor, and notice of non-payment with respect to Accounts.

                  19. Miscellaneous. Time is of the essence of this Agreement. The section headings of this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof. Neither this Agreement nor any term, condition, covenant, or agreement hereof may be changed, waived, discharged, or terminated orally but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought. This Agreement shall be governed by the laws of the State of New York and shall be binding upon each Pledgor and its heirs, executors, administrators, legal representatives, successors, and assigns, and shall inure to the benefit of the Lender and its successors and assigns. As used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders, as the context may require, and the term "person" shall include an individual, a corporation, an association, a partnership, a trust, and an organization. Invalidation of any one or more of the provisions of their Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect. All references

                                       10.

herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time. Unless varied by this Agreement, all terms used herein which are defined by the Uniform Commercial Code of the State of New York shall have the same meanings hereunder an assigned to them by the Uniform Commercial Code of the State of New York.

                  20. Senior Security Agreement. Notwithstanding anything contained herein to the contrary, this Agreement and the security interest created hereby shall be junior to the security interest in favor of Fidelity National Bank ("Fidelity") pursuant to that certain Security Agreement dated as of December 30, 1994, as such agreement has been and may be amended from time to time (the "Fidelity Agreement"). To the extent that there is any inconsistency between the exercise of the Lender's rights and remedies provided for herein and the exercise by Fidelity of its rights and remedies pursuant to the Fidelity Agreement, the exercise of the Lender's rights and remedies provided for herein shall be subordinate to any exercise by Fidelity of its rights and remedies pursuant to the Fidelity Agreement. Each Pledgor represents and warrants that Fidelity has consented to this Agreement and the security interest created hereby.













                                       11.

                  IN WITNESS WHEREOF, each Pledgor has caused its duly authorized officers to execute this Agreement and to affix its corporate seal hereto, as of the day and year first written above.


                               PLEDGORS:

                               WEST TENNESSEE, INC.



                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------

                               Attest:
                                      -----------------------------------------
                                      Secretary


                                    [CORPORATE SEAL]


                                    Address of the above Pledgor's chief
                                    executive office:

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------


                                    Address(es) of other place(s) of business of the above Pledgor:

                                    (1)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    (2)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------




                                       12.

                                    Address(es) where Collateral of the above
                                    Pledgor is to be located:

                                    (1)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    (2)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    Previous legal and/or trade name(s) of the above Pledgor:

                                    (1)
                                             ----------------------------------

                                    (2)
                                             ----------------------------------



                               LAKE FOREST HEALTHCARE CENTER, INC.


                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------

                               Attest:
                                      -----------------------------------------
                                        Secretary


                                    [CORPORATE SEAL]


                                    Address of the above Pledgor's chief
                                    executive office:

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------



                                      13.

                                    Address(es) of other place(s) of business of the above Pledgor:

                                    (1)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    (2)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------


                                    Address(es) where Collateral of the above
                                    Pledgor is to be located:

                                    (1)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    (2)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    Previous legal and/or trade name(s) of the above Pledgor:

                                    (1)
                                             ----------------------------------

                                    (2)
                                             ----------------------------------




                               STATESBORO HEALTHCARE, INC.

                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------

                               Attest:
                                      -----------------------------------------
                                        Secretary


                                       14.

                                    [CORPORATE SEAL]


                                    Address of the above Pledgor's chief
                                    executive office:

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    Address(es) of other place(s) of business of the above Pledgor:

                                    (1)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    (2)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    Address(es) where Collateral of the above
                                    Pledgor is to be located:

                                    (1)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    (2)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    Previous legal and/or trade name(s) of the above Pledgor:

                                    (1)
                                             ----------------------------------

                                    (2)
                                             ----------------------------------



                                       15.

                               LAKE HEALTH CARE CENTER, INC.


                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------

                               Attest:
                                      -----------------------------------------
                                        Secretary


                                    [CORPORATE SEAL]


                                    Address of the above Pledgor's chief
                                    executive office:

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------


                                    Address(es) of other place(s) of business of the above Pledgor:

                                    (1)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    (2)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    Address(es) where Collateral of the above
                                    Pledgor is to be located:

                                    (1)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------






                                       16.

                                    (2)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    Previous legal and/or trade name(s) of the above Pledgor:

                                    (1)
                                             ----------------------------------

                                    (2)
                                             ----------------------------------

                           ROBERTA HEALTH CARE CENTER, INC.


                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------

                               Attest:
                                      -----------------------------------------
                                        Secretary


                                    [CORPORATE SEAL]


                                    Address of the above Pledgor's chief
                                    executive office:

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------


                                    Address(es) of other place(s) of business of the above Pledgor:

                                    (1)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------




                                       17.

                                    (2)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    Address(es) where Collateral of the above
                                    Pledgor is to be located:

                                    (1)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    (2)
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                    Previous legal and/or trade name(s) of the above Pledgor:

                                    (1)
                                             ----------------------------------

                                    (2)
                                             ----------------------------------




                           GARDENDALE HEALTH CARE CENTER, INC.

                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------

                               Attest:
                                      -----------------------------------------
                                        Secretary


                                    [CORPORATE SEAL]


                                    Address of the above Pledgor's chief
                                    executive office:


                                       18.

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------


                                    Address(es) of other place(s) of business of the above Pledgor:

                                    (1)
                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                    (2)
                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------



                                    Address(es) where Collateral of the above
                                    Pledgor is to be located:

                                    (1)
                                       ----------------------------------------


                                    (2)
                                       ----------------------------------------


                                    Previous legal and/or trade name(s) of the above Pledgor:

                                    (1)
                                       ----------------------------------------


                                    (2)
                                       ----------------------------------------



                                 SOUTHSIDE HEALTH CARE CENTER, INC.



                                 By:
                                       ----------------------------------------


                                       19.

                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

                                  Attest:
                                          -----------------------------------
                                            Secretary


                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:

                                         ------------------------------------

                                         ------------------------------------

                                         ------------------------------------

                                         ------------------------------------


                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------


                                         (2)
                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------


                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------


                                         (2)
                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------




                                       20.

                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------



                                    GAINESVILLE HEALTH CARE CENTER,
                                    INC.



                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                                Secretary


                                           [CORPORATE SEAL]


                                           Address of the above Pledgor's chief
                                           executive office:

                                           ------------------------------------

                                           ------------------------------------

                                           ------------------------------------

                                           ------------------------------------


                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------




                                       21.

                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                             ----------------------------------

                                         (2)
                                             ----------------------------------

                                    CHARLTON CITY HEALTHCARE, INC.



                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary


                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------









                                       22.

                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------


                                    JEFF DAVIS HEATLHCARE, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary


                                      23.

                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------



                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------



                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------


                                       24.

                                    SEASIDE RETIREMENT, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary


                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------



                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------



                                      25.

                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------


                                    MID FLORIDA, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary



                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------


                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                      26.

                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------



                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------



                                    BIBB HEALTH & REHABILITATION, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary



                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:


                                      27.

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------


                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------



                                    BRENT-LOX HALL NURSING HOME, INC.


                                    By:
                                       ----------------------------------------


                                      28.

                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary


                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------



                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------



                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                      29.

                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------


                                    LIBBIE REHABILITATION CENTER, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary


                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------



                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                   30.

                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------

                                    PHOENIX ASSOCIATES, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary


                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:


                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------


                                   31.

                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------



                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------


                                    SUMMER'S LANDING, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary


                                      32.

                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------



                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------



                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------


                                      33.

                                    RIVERIA RETIREMENT, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary


                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------




                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------



                                      34.

                                            -----------------------------------

                                            -----------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------


                                    PINE MANOR HEALTHCARE, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary



                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------


                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                   35.

                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------


                                    SUNCOAST RETIREMENT, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary



                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:


                                      36.

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------


                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                         (2)
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------


                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------


                                         (2)
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------



                                    ATRIUM OF JACKSONVILLE



                                    By:
                                       ----------------------------------------



                                      37.

                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary



                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------


                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                              ---------------------------------

                                              ---------------------------------

                                              ---------------------------------


                                         (2)
                                              ---------------------------------

                                              ---------------------------------

                                              ---------------------------------


                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                      38.

                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            -----------------------------------

                                         (2)
                                            -----------------------------------

                                    THE ATRIUM NURSING HOME, INC.

                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                    Attest:
                                           ------------------------------------
                                              Secretary



                                         [CORPORATE SEAL]


                                         Address of the above Pledgor's chief
                                         executive office:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------


                                         Address(es) of other place(s) of
                                         business of the above Pledgor:

                                         (1)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                                         (2)
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                      39.

                                         Address(es) where Collateral of the
                                         above Pledgor is to be located:

                                         (1)
                                            ----------------------------------

                                            ----------------------------------

                                            ----------------------------------


                                         (2)
                                            ----------------------------------

                                            ----------------------------------

                                            ----------------------------------


                                         Previous legal and/or trade name(s) of
                                         the above Pledgor:

                                         (1)
                                            ----------------------------------

                                         (2)
                                            ----------------------------------


                                      40.

                                   EXHIBIT "A"



         [1. Security interest in favor of Fidelity National Bank pursuant to a Security Agreement dated as of December 30, 1994, as such agreement has been and may be amended from time to time (the "Fidelity Agreement").]

         [2. Financing statements have been filed in the states of Georgia, Tennessee, Florida and Alabama in connection with the security interests granted pursuant to the Fidelity Agreement.]



                                       41.